                                                                      EX-99.B(m)

                                   APPENDIX A
                                   ----------

     ---------------------------------------------------------------------
      Funds Trust                                             Maximum
      Funds and Share Classes                              Rule 12b-1 Fee
     ---------------------------------------------------------------------
      1.  Asset Allocation Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      2.  California Limited Term Tax-Free Fund
              Class C                                           0.75
     ---------------------------------------------------------------------
      3.  California Tax-Free Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      4.  Colorado Tax-Free Fund
              Class B                                           0.75
     ---------------------------------------------------------------------
      5.  Diversified Equity Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      6.  Equity Income Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      7.  Equity Index Fund
              Class B                                           0.75
     ---------------------------------------------------------------------
      8.  Growth Balanced Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      9.  Growth Equity Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      10. Growth Fund
              Class B                                           0.75
     ---------------------------------------------------------------------
      11. High Yield Bond Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      12. Income Fund
              Class B                                           0.75
     ---------------------------------------------------------------------
      13. Income Plus Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      14. Index Allocation Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      15. Inflation-Protected Bond Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      16. Intermediate Government Income Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      17. International Equity Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      Funds Trust                                             Maximum
      Funds and Share Classes                              Rule 12b-1 Fee
     ---------------------------------------------------------------------
      18. Large Cap Appreciation Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      19. Large Cap Value Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      20. Large Company Growth Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      21. Limited Term Government Income Fund
              Class B                                           0.75
     ---------------------------------------------------------------------
      22. Liquidity Reserve Money Market Fund
              Investor Class                                    0.25
     ---------------------------------------------------------------------
      23. Minnesota Tax-Free Fund
              Class B                                           0.75
     ---------------------------------------------------------------------
      24. Money Market Fund
              Class B                                           0.75
     ---------------------------------------------------------------------
      25. Montgomery Emerging Markets Focus Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      26. Montgomery Mid Cap Growth Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      27. Montgomery Short Duration Government Bond
          Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      28. Montgomery Small Cap Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      29. Montgomery Total Return Bond Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      30. National Tax-Free Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      31. Outlook Today Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      32. Outlook 2010 Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      33. Outlook 2020 Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      34. Outlook 2030 Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      35. Outlook 2040 Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      36. Overland Express Sweep Fund                           0.30
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      Funds Trust                                             Maximum
      Funds and Share Classes                              Rule 12b-1 Fee
     ---------------------------------------------------------------------
      37. Overseas Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      38. SIFE Specialized Financial Services Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      39. Small Cap Growth Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      40. Small Company Value Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      41. Specialized Health Sciences Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      42. Specialized Technology Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      43. Stable Income Fund
              Class B                                           0.75
              Class C                                           0.75
     ---------------------------------------------------------------------
      44. WealthBuilder Growth and Income Portfolio             0.75
     ---------------------------------------------------------------------
      45. WealthBuilder Growth Balanced Portfolio               0.75
     ---------------------------------------------------------------------
      46. WealthBuilder Growth Portfolio                        0.75
     ---------------------------------------------------------------------

Approved by the Board of Trustees: March 26, 1999, as amended on May 9, 2000, July 25, 2000, February 6, 2001, May 8, 2001, August 7, 2001, November 6, 2001,
February 5, 2002, May 7, 2002, August 6, 2002, November 5, 2002, February 4, 2003, May 6, 2003 and August 5, 2003.

Most recent annual approval date: August 5, 2003.